INCOME TAXES	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company follows ASC 740-10-10, under which an entity recognizes deferred tax assets and liabilities for future tax consequences or for events that were previously recognized in the Company’s financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on enacted tax law provisions. The effects of future changes in tax laws or rates are not anticipated. Through June 30, 2010, the Company operated exclusively in Australia. The Company was wholly subject to Australian income tax laws and regulations, which are administered by the Australian Taxation Office for the years ended June 30, 2010 and all prior years.

On November 23, 2010, the Company was incorporated in the state of Delaware. In January 2011, the Company acquired all of the outstanding shares of Propanc PTY LTD on a one-for-one basis with Propanc PTY LTD becoming a wholly owned subsidiary of the Company. As a result of these transactions, the Company is subject to the income tax laws of both the United States and Australia for the years ended June 30, 2013 through June 30, 2021.

The reconciliation of income tax expense computed at the U.S. federal statutory rate of 21% to the income tax provision for the years ended June 30, 2021 and 2020 is as follows:

	Year Ended
US	June 30, 2021	June 30, 2020
Loss before Income taxes	$(2,025,947)	$(4,740,723)

Taxes under statutory US tax rates	$(425,449)	$(995,552)
Increase (decrease) in valuation allowance	1,146,001	1,137,716
Prior period adjustment	(1,063,710)	(14,624
Foreign tax rate differential	(51,169)	(128,492)
Income tax rate change	392,767	-
Other	1,559	952
Income tax (expense) benefit	$-	$-

The Company reflects a tax benefit on its consolidated statement of operations and comprehensive income (loss) in 2021 and 2020 of $113,415 and $134,728, respectively. These amounts are research and development tax credits and are not considered income tax.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company is currently evaluating the impact of the CARES Act, but due to sustained losses, the NOL carryback provision of the CARES Act would not yield a benefit to us.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities consist of the following:

	Year Ended
	June 30, 2021	June 30, 2020
Deferred tax assets
Warrant Derivative Liability	$7,403	$7,403
Accrued Expenses	342,464	297,086
Prepaid Investor Services	444,411	470,050
Non-cash interest	687,529	596,004
Intangibles (Intellectual Property and Patent Cost)	259,743	240,428
Deferred Rent	4,262	1,969
Formation Expense	6,815	7,208
Net Operating Loss CF	8,546,920	7,438,911
Foreign Exchange Loss (OCI)	(39,379)	(39,379)
Revalue of derivative liability	439,958	438,239
Stock Based Compensation	51,481	51,481
Total Deferred tax assets	$10,751,607	$9,509,400

Deferred tax liabilities
R&D	$(197,604)	$(177,702)
Gain on extinguishment of debt	(277,614)	266,987
Capital Raising Costs	(321,291)	(255,614)
Total deferred tax liabilities	$(796,509)	$(700,303)

Net deferred tax assets (liabilities)	$9,955,098	$8,809,097
Valuation allowance	(9,955,098)	(8,809,097)
Net deferred tax assets (liabilities)	$-	$-

PROPANC BIOPHARMA, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2021 and 2020

At June 30, 2021, the Company had U.S. net operating loss carry forwards of approximately $9,588,164 that may be offset against future taxable income, subject to limitation under IRC Section 382. Of the approximately $9.6 million of net operating loss carryforwards, $7.2 million will begin to expire in 2024 and the remaining $2.4 million will not expire. The Australian tax rate changed from 27.5% in 2020 to 26% in 2021. At June 30, 2021, the Company had Australia net operating loss carry forwards of approximately $25,128,485 million which can be carried forward without expiration. No tax benefit has been reported in the June 30, 2021 and 2020 consolidated financial statements due to the uncertainty surrounding the realizability of the benefit, based on a more likely than not criteria and in consideration of available positive and negative evidence.

The Company applied the “more-likely-than-not” recognition threshold to all tax positions taken or expected to be taken in a tax return, which resulted in no unrecognized tax benefits as of June 30, 2021 and 2020, respectively.

Management has determined that the realization of the net deferred tax asset is not assured and has created a valuation allowance for the entire amount of such benefits.

The Company follows ASC 740-10, which provides guidance for the recognition and measurement of certain tax positions in an enterprise’s financial statements. Recognition involves a determination whether it is more likely than not that a tax position will be sustained upon examination with the presumption that the tax position will be examined by the appropriate taxing authority having full knowledge of all relevant information.

The Company applied the “more-likely-than-not” recognition threshold to all tax positions taken or expected to be taken in a tax return, which resulted in no unrecognized tax benefits as of June 30, 2021 and 2020, respectively.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the consolidated statement of operations. As of June 30, 2021, the Company had no unrecognized tax benefits. There were no changes in the Company’s unrecognized tax benefits during the years ended June 30, 2021 and 2020. The Company did not recognize any interest or penalties during fiscal 2021 or 2020 related to unrecognized tax benefits.

The income tax returns filed for the tax years from inception will be subject to examination by the relevant taxing authorities.